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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-377575 on Form S-3 and Registration Statement No. 333-96411 on Form S-8 of Vista Information Solutions, Inc. of our report dated May 11, 2001, appearing in the Annual Report on Form 11-K of Vista Information Solutions, Inc. 401(k) Plan for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
June 27, 2001

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Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT